UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13601

Texas	76-0447780
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7007 Pinemont Drive, Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 6, 2019, the Board of Directors of Geospace Technologies Corporation (the “Company”) adopted and approved an amendment to the General Code of Business Conduct and Supplemental Code of Ethics for CEO and Senior Financial Officers (the “Code”) making express the prohibition on the Company from making loans to, or guaranteeing the obligations of, any director or executive officer of the Company.

The description of the amendment to the Code contained in this report is qualified in its entirety by reference to the full text of the Code filed as Exhibit 14.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (“Annual Meeting”) of the Company was held on February 6, 2018 in Houston, Texas. At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as follows:

Proposal 1:

Mr. Edgar R. Giesinger, Jr., Mr. William H. Moody and Mr. Gary D. Owens were elected as directors to serve for a three-year term expiring in 2022 or until their successors are duly elected and qualified. The voting details are as follows:

	For	Against	Abstain	Non Vote
Edgar R. Giesinger, Jr.	10,032,999	290,062	29,349	2,506,948
William H. Moody	9,648,299	674,762	29,349	2,506,948
Gary D. Owens	9,840,378	482,683	29,349	2,506,948

Proposal 2:

Proposal 2 was a proposal to ratify the appointment by the audit committee of the board of directors of RSM US LLP, independent public accountants, as auditors for the year ending September 30, 2019. This proposal was approved and the voting details are as follows:

For	Against	Abstain
12,823,985	28,230	7,143

Proposal 3:

Proposal 3 was a proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved and the voting details are as follows:

For	Against	Abstain	Non Vote
8,731,601	1,580,512	40,297	2,506,948

Item 9.01. Financial Statements and Exhibits.

Exhibit 14.1 General Code of Business Conduct and Supplemental Code of Ethics for CEO and Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION
Date: February 8, 2019

	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer & Secretary